Statement of Additional Information Supplement -- Oct. 1, 2004*
        AXP Partners International Core Fund (Dec. 30, 2003) S-6259-20 D



Under the "Investment Management Services Agreement," the section regarding the Subadvisory Agreements has been revised as follows.

Subadvisory Agreements

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating Subadvisers, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadvisers provide to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. Subadvisers may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

The Boston Company Asset Management, LLC: The Boston Company Asset Management, LLC (Boston Company), located at One Boston Place, Boston, Massachusetts, subadvises a portion of the Fund's assets. Boston Company, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Boston Company is a subsidiary of Mellon Financial Corporation, a global financial services company with headquarters in Pittsburgh, Pennsylvania, and an affiliate of The Dreyfus Corporation, whose headquarters are in New York, New York. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% on the first $150 million, reducing to 0.35% as assets increase. The total amount paid was $118, 846 for fiscal year 2003 and $5,039 for fiscal period 2002.

Marsico Capital Management, LLC: Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado, subadvises a portion of the Fund's assets. Marsico, subject to the supervision and approval of AEFC, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation, headquartered in Charlotte, North Carolina. Under the Subadvisory Agreement, the fee is equal to .55% on the first $100 million reducing to .45% as assets increase.



S-6259-5 A (10/04)

Valid until next update.
*Destroy Dec. 30, 2004